Exhibit 10.1

Execution Version

AMENDMENT NO. 1

Dated as of October 10, 2013

to

CREDIT AGREEMENT

Dated as of February 6, 2013

THIS AMENDMENT NO. 1 (this “Amendment”) is made as of October 10, 2013 by and among API Technologies Corp., a Delaware corporation (the “Borrower”), the Lenders party hereto and Guggenheim Corporate Funding, LLC, as Agent for each member of the Lender Group (in such capacity, together with its successors and assigns, the “Agent”), under that certain Credit Agreement, dated as of February 6, 2013, by and among the Borrower, the Lenders and the Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Borrower has requested that the Lenders and the Agent agree to certain amendments to the Credit Agreement;

WHEREAS, the Borrower, the Lenders party hereto and the Agent have agreed to such amendments on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders party hereto and the Agent hereby agree to enter into this Amendment.

1. Amendments to the Credit Agreement. Effective as of the date of satisfaction of the conditions precedent set forth in Section 2 below, the parties hereto agree that the Credit Agreement is hereby amended as follows:

(a) The definition of “Applicable Margin” set forth in Schedule 1.1 of the Credit Agreement is restated in its entirety as follows:

“Applicable Margin” means a percentage per annum equal to in the case of any portion of the Term Loan maintained as (i) Base Rate Loans, 6.50% and (ii) LIBOR Rate Loans, 7.50%.

(b) The definition of “LIBOR Rate” set forth in Schedule 1.1 of the Credit Agreement is restated in its entirety as follows:

“LIBOR Rate” means the rate per annum rate determined by Agent pursuant to the following formula:

LIBOR Rate =	LIBOR Base Rate
1.00-LIBOR Reserve Percentage

Notwithstanding the foregoing, in no event shall the LIBOR Rate be less than 1.50%.

(c) The definition of “Prepayment Premium” set forth in Schedule 1.1 of the Credit Agreement is restated in its entirety as follows:

“Prepayment Premium” means with respect to prepayment pursuant to Section 2.4(d), Section 2.4(e)(i), Section 2.4(e)(ii) and Section 2.4(e)(iv) of the Agreement:

(a) from and after the Amendment No. 1 Effective Date through the first anniversary of the Amendment No. 1 Effective Date, 3.0% of the Term Loan Amount prepaid; provided, however, any prepayment in connection with a Change in Control or a sale of all or substantially all of the assets of Borrower and its Subsidiaries prior to the six month anniversary of the Amendment No. 1 Effective Date, such Prepayment Premium will be 1.5% of the Term Loan Amount prepaid (for the avoidance of doubt, the Prepayment Premium for sales of assets that do not constitute all or substantially all of the assets of Borrower and its Subsidiaries shall be 0.0% of the Term Loan Amount prepaid);

(b) after the first anniversary of the Amendment No. 1 Effective Date through the second anniversary of the Amendment No. 1 Effective Date, 2.0% of the Term Loan Amount prepaid;

(c) after the second anniversary of the Amendment No. 1 Effective Date through the third anniversary of the Amendment No. 1 Effective Date, 1.0% of the Term Loan Amount prepaid; and

(d) after the third anniversary of the Amendment No. 1 Effective Date, 0.0% of the Term Loan Amount prepaid.

(d) Schedule 1.1 of the Credit Agreement is amended to include the following new definition alphabetically therein:

“Amendment No. 1 Effective Date” means October 10, 2013.

(e) Section 2.4(f) of the Credit Agreement shall be restated in its entirety as follows:

Application of Payments. In connection with any prepayment pursuant to Section 2.4(d), Section 2.4(e)(i), Section 2.4(e)(ii) (excluding (x) prepayments resulting from casualty losses or condemnations, and (y) prepayments resulting from sales of assets that do not constitute all or substantially all of the assets of Borrower and its Subsidiaries) or Section 2.4(e)(iv), Borrower shall pay (or cause to be paid) the relevant Prepayment Premium applicable to the principal amount repaid. Each such repayment (net of any Prepayment Premium) shall be applied in the manner set forth in Section 2.4(b). Each such prepayment of the Term Loan shall be applied ratably against the remaining installments of principal of the Term Loan (for the avoidance of doubt, any amount that is due and payable on the Maturity Date shall constitute an installment).

(f) Section 2.10(b) of the Credit Agreement shall be deleted in its entirety.

(g) Section 7(a) of the Credit Agreement shall be restated in its entirety as follows:

Interest Coverage Ratio. Have an Interest Coverage Ratio, measured on a quarter-end basis, of at least the required amount set forth in the following table for the applicable period set forth opposite thereto:

Applicable Ratio	Applicable Period
1.50:1.00	For the one quarter period ending on February 28, 2013
1.70:1.00	For the two quarter period ending on May 31, 2013
1.90:1.00	For the three quarter period ending on August 31, 2013
1.90:1.00	For the Test Period ending on November 30, 2013
2.30.1.00	For the Test Period ending on February 28, 2014
2.80.1.00	For the Test Period ending on May 31, 2014
3.00.1.00	For the Test Period ending on August 31, 2014
3.00.1.00	For the Test Period ending on November 30, 2014
3.10.1.00	For the Test Period ending on February 28, 2015
3.10.1.00	For the Test Period ending on May 31, 2015
3.20.1.00	For the Test Period ending on August 31, 2015
3.25.1.00	For the Test Period ending on November 30, 2015
3.25:1.00	For the Test Period ending on February 29, 2016
3.40:1.00	For the Test Period ending on May 31, 2016
3.40:1.00	For the Test Period ending on August 31, 2016
3.50:1.00	For the Test Period ending on November 30, 2016
3.75:1.00	For the Test Period ending on February 28, 2017
3.75:1.00	For the Test Period ending on May 31, 2017
3.75:1.00	For the Test Period ending on August 31, 2017
3.75:1.00	For the Test Period ending on November 30, 2017
3.75:1.00	For the Test Period ending on February 28, 2018

(h) Section 7(c) of the Credit Agreement restated in its entirety as follows:

Leverage Ratio. Have a Leverage Ratio, measured on a quarter-end basis, of not greater than the applicable ratio set forth in the following table for the applicable date set forth opposite thereto:

Applicable Ratio	Test Period Ending
5.65:1.00	February 28, 2013
5.65:1.00	May 31, 2013
5.50:1.00	August 31, 2013
5.50:1.00	November 30, 2013
4.50:1.00	February 28, 2014
4.30:1.00	May 31, 2014
4.30:1.00	August 31, 2014
4.30:1.00	November 30, 2014
4.30:1.00	February 28, 2015
4.20:1.00	May 31, 2015
4.20:1.00	August 31, 2015
4.20:1.00	November 30, 2015
4.00:1.00	February 29, 2016
4.00:1.00	May 31, 2016
4.00:1.00	August 31, 2016
4.00:1.00	November 30, 2016
3.80:1.00	February 28, 2017
3.80:1.00	May 31, 2017
3.60:1.00	August 31, 2017
3.60:1.00	November 30, 2017
3.40:1.00	February 28, 2018

2. Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that:

(a) The Agent shall have received counterparts of this Amendment duly executed by the Borrower, each of the Lenders and the Agent.

(b) The Agent shall have received counterparts of the Consent and Reaffirmation attached as Exhibit A hereto duly executed by each Loan Party.

(c) The Agent shall have received, for its own account and for the account of each Lender, an amendment fee equal to 2.0% of the Term Loan Amount.

(d) The Agent shall have received copies of each Loan Party’s Governing Documents, as amended, modified, or supplemented prior to the Amendment No. 1 Effective Date, certified by the Secretary or other authorized officer of such Loan Party; provided, however, that such certificate may certify that the Governing Documents of such Loan Party have not changed since delivered to the Agent on the Closing Date.

(e) To the extent applicable, Agent shall have received a certificate of status with respect to the Borrower, dated within thirty (30) days of the Amendment No. 1 Effective Date, such certificate shall (i) be issued by the appropriate officer of the Borrower’s jurisdiction of organization, and (ii) indicate that the Borrower is in good standing in such jurisdiction.

(f) The Loan Parties shall have paid all Lender Group Expenses incurred in connection with the transactions evidenced by this Amendment.

(g) The Administrative Agent shall have received satisfactory evidence that the ABL Lenders and ABL Agent have consented to this Amendment pursuant to the terms of the Intercreditor Agreement.

3. Representations and Warranties of the Borrower. The Borrower hereby represents and warrants as follows:

(a) This Amendment and the Credit Agreement as amended hereby constitute legal, valid and binding obligation of such Person enforceable against such Person in accordance with its respective terms, except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the rights of creditors generally and the availability of equitable remedies for the enforcement of certain obligations (other than the payment of principal) contained herein or therein and as may be limited by equitable principles generally.

(b) As of the date hereof and after giving effect to the terms of this Amendment, (i) no Default or Event of Default shall have occurred and be continuing and (ii) the representations and warranties of the Loan Parties set forth in the Credit Agreement, as amended hereby, are true and correct as of the date hereof.

4. Reference to and Effect on the Credit Agreement and the other Loan Documents.

(a) Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

(b) The Credit Agreement, the Loan Documents and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement, the Loan Documents or any other documents, instruments and agreements executed and/or delivered in connection therewith.

(d) Each of this Amendment and the Consent and Reaffirmation attached as Exhibit A hereto shall constitute Loan Documents.

5. Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.

6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

7. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person.

[Signature Pages Follow]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

API Technologies Corp., as the Borrower

By:	/s/ Bel Lazar
Name:	Bel Lazar
Title:	President and CEO

Signature Page to Amendment No. 1

Guggenheim Corporate Funding, LLC,
individually as the Agent

By:	/s/ William R. Hagner
Name:	William Hagner
Title:	Senior Managing Director

Signature Page to Amendment No. 1

5180 CLO LP, as a Lender
By:	Guggenheim Partners Investment Management, LLC, as Collateral Manager

By:	/s/ William R. Hagner
Name:	William R. Hagner
Title:	Attorney-in-Fact

Signature Page to Amendment No. 1

Blue Cross and Blue Shield of Florida, Inc., as a Lender
By:	Guggenheim Partners Investment Management, LLC, as Manager

By:	/s/ William R. Hagner
Name:	William R. Hagner
Title:	Attorney-in-Fact

Signature Page to Amendment No. 1

Security Benefit Life Insurance Company, as a Lender
By:	Guggenheim Partners Investment Management, LLC, as Sub-Adviser

By:	/s/ William R. Hagner
Name:	William R. Hagner
Title:	Attorney-in-Fact

Signature Page to Amendment No. 1

Guggenheim Life and Annuity Company, as a Lender
By:	Guggenheim Partners Investment Management, LLC, as Advisor

By:	/s/ William R. Hagner
Name:	William R. Hagner
Title:	Attorney-in-Fact

Signature Page to Amendment No. 1

Indiana University Health, Inc., as a Lender
By:	Guggenheim Partners Investment Management, LLC, as Manager

By:	/s/ William R. Hagner
Name:	William R. Hagner
Title:	Attorney-in-Fact

Signature Page to Amendment No. 1

Mercer Field CLO LP, as a Lender
By:	Guggenheim Partners Investment Management, LLC, as Collateral Manager

By:	/s/ William R. Hagner
Name:	William R. Hagner
Title:	Attorney-in-Fact

Signature Page to Amendment No. 1

Guggenheim Private Debt Fund Note Issuer, LLC, as a Lender
By:	Guggenheim Partners Investment Management, LLC, as Manager

By:	/s/ William R. Hagner
Name:	William R. Hagner
Title:	Attorney-in-Fact

Signature Page to Amendment No. 1

NZC Guggenheim Master Fund Limited, as a Lender
By:	Guggenheim Partners Investment Management, LLC, as Manager

By:	/s/ William R. Hagner
Name:	William R. Hagner
Title:	Attorney-in-Fact

Signature Page to Amendment No. 1

Stitching PPGM Depository

Acting in its capacity as depository of PGGM High Yield Fund, as a Lender
By:	Guggenheim Partners Investment Management, LLC, as Manager

By:	/s/ William R. Hagner
Name:	William R. Hagner
Title:	Attorney-in-Fact

Signature Page to Amendment No. 1

High-Yield Loan Plus Master Segregated Portfolio

Guggenheim High-Yield Plus Master Fund SPC,
On behalf of and for the account of the
High-Yield Loan Plus Master Segregated Portfolio, as a Lender
By:	Guggenheim Partners Investment Management, LLC, as Manager

By:	/s/ William R. Hagner
Name:	William R. Hagner
Title:	Attorney-in-Fact

Signature Page to Amendment No. 1

CLC Leveraged Loan Trust
By: Challenger Life Nominees PTY Limited as Trustee, as a Lender
By:	Guggenheim Partners Investment Management, LLC, as Manager

By:	/s/ William R. Hagner
Name:	William R. Hagner
Title:	Attorney-in-Fact

Signature Page to Amendment No. 1

Renaissance Reinsurance Ltd., as a Lender
By:	Guggenheim Partners Investment Management, LLC, as Manager

By:	/s/ William R. Hagner
Name:	William R. Hagner
Title:	Attorney-in-Fact

Signature Page to Amendment No. 1

Western Regional Insurance Company, Inc., as a Lender
By:	Guggenheim Partners Investment Management, LLC, as Investment Manager

By:	/s/ William R. Hagner
Name:	William R. Hagner
Title:	Attorney-in-Fact

Signature Page to Amendment No. 1

DaVinci Reinsurance Ltd., as a Lender
By:	Guggenheim Partners Investment Management, LLC, as Manager

By:	/s/ William R. Hagner
Name:	William R. Hagner
Title:	Attorney-in-Fact

Signature Page to Amendment No. 1

EquiTrust Life Insurance Company, as a Lender
By:	Guggenheim Partners Investment Management, LLC, as Advisor

By:	/s/ William R. Hagner
Name:	William R. Hagner
Title:	Attorney-in-Fact

Signature Page to Amendment No. 1

Wake Forest University, as a Lender
By:	Guggenheim Partners Investment Management, LLC, as Advisor

By:	/s/ William R. Hagner
Name:	William R. Hagner
Title:	Attorney-in-Fact

Signature Page to Amendment No. 1

The Wilshire Institutional Master Fund SPC – Guggenheim Alpha Segregated Port, as a Lender
By:	Guggenheim Partners Investment Management, LLC

By:	/s/ William R. Hagner
Name:	William R. Hagner
Title:	Attorney-in-Fact

Signature Page to Amendment No. 1

Guggenheim Private Debt Master Fund, LLC, as a Lender
By:	Guggenheim Partners Investment Management, LLC, as Investment Manager

By:	/s/ William R. Hagner
Name:	William R. Hagner
Title:	Attorney-in-Fact

Signature Page to Amendment No. 1

Guggenheim U.S. Loan Fund

Guggenheim U.S. Loan Fund, a sub fund of Guggenheim Qualifying Investor Fund Plc
By: For and on behalf of BNY Mellon Trust Company (Ireland) Limited under Power of Attorney, as a Lender

By:	/s/ Brian Leyden
Name:	Brian Leyden
Title:	Assistant Manager

Signature Page to Amendment No. 1

Guggenheim U.S. Loan Fund II

Guggenheim U.S. Loan Fund II, a sub fund of Guggenheim Qualifying Investor Fund Plc
By: For and on behalf of BNY Mellon Trust Company (Ireland) Limited under Power of Attorney, as a Lender

By:	/s/ Brian Leyden
Name:	Brian Leyden
Title:	Assistant Manager

Signature Page to Amendment No. 1

Guggenheim U.S. Loan Fund III

Guggenheim U.S. Loan Fund III, a sub fund of Guggenheim Qualifying Investor Fund Plc
By: For and on behalf of BNY Mellon Trust Company (Ireland) Limited under Power of Attorney, as a Lender

By:	/s/ Brian Leyden
Name:	Brian Leyden
Title:	Assistant Manager

Signature Page to Amendment No. 1

Guggenheim U.S. Loan and Bond Fund IV

Guggenheim U.S. Loan and Bond Fund IV, a sub fund of Guggenheim Qualifying Investor Fund Plc
By: For and on behalf of BNY Mellon Trust Company (Ireland) Limited under Power of Attorney, as a Lender

By:	/s/ Brian Leyden
Name:	Brian Leyden
Title:	Assistant Manager

Signature Page to Amendment No. 1

Tennenbaum Opportunities Fund VI, LLC, as a Lender

By:	/s/ Phil Tseng
Name:	Phil Tseng
Title:	Managing Partner

Signature Page to Amendment No. 1

Tennenbaum Opportunities Partners V, LP, as a Lender

By:	/s/ Phil Tseng
Name:	Phil Tseng
Title:	Managing Partner

Signature Page to Amendment No. 1

AIC Company Limited, as a Lender

By:	Rob Stobo
Name:	Rob Stobo
Title:	Portfolio Manager

Signature Page to Amendment No. 1